Exhibit 10.1

AMENDMENT NO. 1

Dated as of August 13, 2015

to

CREDIT AGREEMENT

Dated as of October 3, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of August 13, 2015 by and among Belden Inc., a Delaware corporation (the “Company”), the Foreign Borrowers party hereto (collectively with the Company, the “Borrowers”), the Loan Guarantors party hereto (collectively with the Borrowers, the “Loan Parties”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of October 3, 2013 by and among the Company, the Foreign Borrowers and other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Change in Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated or approved by the board of directors of the Company, or (ii) appointed or approved by directors so nominated or approved; or (c) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing); or (d) the Company ceases to own, directly or indirectly, and Control 100% (other than directors’ or managers’ qualifying shares) of the ordinary voting and economic power of any Foreign Borrower.”

(b) Clause (a) of Section 3.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) No actions, suits or proceedings by or before any arbitrator or Governmental Authority are pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Restricted Subsidiary (i) except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions (other than “dead hand proxy put” actions, suits or proceedings that could not reasonably be expected to have Material Adverse Effect).”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent; and

(b) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of joint counsels for the Administrative Agent) in connection with the Credit Agreement, this Amendment and the other Loan Documents.

3. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.

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(b) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to such Loan Party and its Restricted Subsidiaries, (iii) will not violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon such Loan Party or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any material payment to be made by such Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Restricted Subsidiaries, other than Liens created under the Loan Documents or the Term Loan Documents, except, in the case of clauses (i) and (ii) above, where such breach or the failure to take such action could not reasonably be expected to result in a Material Adverse Effect.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred that is continuing and (ii) the representations and warranties of (or made with respect to) such Loan Party set forth in the Credit Agreement, as amended hereby, and each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Each Loan Party (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Loan Party arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered by it in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

8. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

BELDEN INC., as the Company

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	SVP, Legal, Corporate Secretary & General Counsel

BELDEN CANADA INC., as a Foreign Borrower

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN UK LIMITED, as a Foreign Borrower

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Director

BELDEN EUROPE B.V., as a Foreign Borrower

By:	/s/ Henk Derksen
Name:	Hendrikus Petrus Cornelis Derksen
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

BELDEN DEUTSCHLAND GMBH, as a Foreign Borrower

By:	/s/ Henk Derksen
Name:	Hendrikus Petrus Cornelis Derksen
Title:	Director

HIRSCHMANN ELECTRONICS GMBH, as a Foreign Borrower

By:	/s/ Henk Derksen
Name:	Hendrikus Petrus Cornelis Derksen
Title:	Director

HIRSCHMANN AUTOMATION AND CONTROL GMBH, as a Foreign Borrower

By:	/s/ Henk Derksen
Name:	Hendrikus Petrus Cornelis Derksen
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

OTHER LOAN PARTIES:

BELDEN 1993 LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

GARRETTCOM, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN CDT NETWORKING, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN HOLDINGS, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN WIRE & CABLE COMPANY LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

CDT INTERNATIONAL HOLDINGS LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

GRASS VALLEY USA, LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN FINANCE 2013 LP

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

PPC BROADBAND, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

VIA HOLDINGS I, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

VIA HOLDINGS II, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

TRIPWIRE, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

BELDEN CANADA FINANCE 1 ULC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN CANADA FINANCE 2 ULC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

GRASS VALLEY CANADA (f/k/a Miranda Technologies Partnership)

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

GRASS VALLEY CANADA PARTNER ULC (f/k/a Miranda Technologies Partner ULC)

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

GRASS VALLEY BROADCAST SOLUTIONS LIMITED (f/k/a Miranda Technologies Limited)

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN WIRE & CABLE B.V.

By:	/s/ Henk Derksen
Name:	Hendrikus Petrus Cornelis Derksen
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Stephanie Lis
Name:	Stephanie Lis
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

J.P. MORGAN EUROPE LIMITED

By:	/s/ Tim Jacob
Name:	Tim Jacob
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kathryn Scharre
Name:	Kathryn Scharre
Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President Credit Officer, Canada Wells Fargo Capital Finance Corporation Canada

WELLS FARGO BANK, NATIONAL ASSOCIATION (LONDON BRANCH), as a Lender

By:	/s/ T Saldanha
Name:	T Saldanha
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tim Velzy
Name:	Tim Velzy
Title:	SVP

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew McLaurin
Name:	Matthew McLaurin
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

CITIBANK, N.A., as a Lender

By:	/s/ James M. Walsh
Name:	James M. Walsh
Title:	Vice President & Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas S. Sherman
Name:	Thomas S. Sherman
Title:	SVP

PNC BANK CANADA BRANCH, as a Lender

By:	/s/ Nazmin Adatia
Name:	Nazmin Adatia
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

COMERICA BANK,
as a Lender

By:	/s/ Mark Leveille
Name:	Mark Leveille
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Mark Stapleton
Name:	Mark Stapleton
Title:	Vice President

FIFTH THIRD BANK, operating through its Canadian Branch, as a Lender

By:	/s/ Ramin Ganjavi
Name:	Ramin Ganjavi
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

BANK OF MONTREAL, CHICAGO BRANCH,
as a Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Jami Minieri
Name:	Jami Minieri
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

CITIZENS BANK, N.A., f/k/a RBS CITIZENS. N.A.,
as a Lender

By:	/s/ David Slattery
Name:	David Slattery
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.